                            FIRST CHARTER CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                  March 23, 1999

THE ROBINSON-HUMPHREY COMPANY, LLC
 As representative of the several Underwriters named in Schedule I hereto,
c/o The Robinson-Humphrey Company, LLC
3333 Peachtree Road, NE
Atlanta, Georgia 30326

Dear Sirs:

         One shareholder of First Charter Corporation, a North Carolina corporation (the "Company"), named in Schedule II hereto (the "Selling Shareholder") proposes, subject to the terms and conditions stated herein, to sell to the Underwriters (the "Underwriters") named in Schedule I hereto an aggregate of 429,708 shares of common stock of the Company, no par value ("Common Stock") (hereinafter referred to as the "Shares"). In your capacity as representative of the several Underwriters, you are referred to herein as the "Representative." To the extent there are no additional Underwriters listed on
Schedule I other than you, the term "Representative," as used herein, shall mean you, as Underwriter, and the term "Underwriters" shall mean either the singular or plural, as the context requires.

         1.    REPRESENTATIONS AND WARRANTIES

               (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                             (i)The conditions for use of a Registration
               Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (File No. 333-71495) with respect to the Shares, including a prospectus, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to


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such registration statement may have been so filed, for the registration under the Act of the Shares and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations under the Act. Such registration statement has become effective under the Act. Since the effective date of the registration statement, the Company has filed a prospectus pursuant to Rule 424(b)(3) under the Act. Each of such documents has been previously furnished to you. The Company will next file with the Commission one of the following: (1) after the effective date of such registration statement, a prospectus in accordance with Rules 430A and 424(b), or (2) a prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the effective date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the execution of this Agreement or, to the extent not completed at the execution of this Agreement, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the execution of this Agreement, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the effective date, meets the requirements set forth in Rule 415(a)(1)(x). As used in this Agreement, the term "Registration Statement" means such registration statement, as hereafter amended, including a registration statement filed pursuant to Rule 462(b) and also including (i) all financial statement schedules and exhibits thereto, (ii) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion and any prospectus supplement thereto included in such registration statement or any amendment (or post-effective amendment) thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; and the term "Prospectus" means the final prospectus and any prospectus supplement relating to the Shares that is filed pursuant to Rule 424(b) after the execution of this Agreement or, if no prospectus is required to be filed under Rule 424(b), such term means the prospectus included in the Registration Statement at the time it was declared effective, in either case, including all documents incorporated by reference therein filed under the Exchange Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus or the Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein and filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus or Registration Statement, as the case may be. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission. As used herein, any reference to


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any statement or information as being "made", "included", "contained",
"disclosed", or "set forth" in any Preliminary Prospectus, a Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

               (ii) No order preventing or suspending the use of any Prospectus or Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or overtly threatened by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or overtly threatened or, to the knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

               (iii) When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at the Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto was or is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at the Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus and any amendment or supplement thereto, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein.



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               (iv)      The descriptions in the Registration Statement and the
Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present in all material respects the information required to be shown under the Act and the rules and regulations of the Commission; and there are no statutes or legal or governmental proceedings required under the Act and the rules and regulations of the Commission to be described in the Registration Statement or the Prospectus that are not described as required and there are no contracts or documents of a character that are required under the Act and the rules and regulations of the Commission to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

               (v)The Company has been duly incorporated or organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company is a duly registered "bank holding company" under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and is in compliance in all material respects with the BHC Act and the rules and regulations thereunder. The Company's only significant subsidiary is First Charter National Bank, a national banking association (the "Bank"). The Bank is a member of the Federal Reserve System and of the Bank Insurance Fund (the "BIF") of the Federal Deposit Insurance Corporation ("FDIC"). The Bank and any other subsidiaries of the Company are hereinafter referred to as the "subsidiaries". Each of the subsidiaries is validly existing in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation or association and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations, business or properties of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

               (vi) The Company's authorized, issued and outstanding common stock is as disclosed in the Prospectus. All of the issued shares of common stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of common stock of the Company, or issued shares of common stock of any of its subsidiaries, has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of common stock interests of the Company or its subsidiaries) has any statutory preemptive or other rights to subscribe for any of the Shares. The Underwriters will receive good title to the Shares to be delivered hereunder, in good delivery form and free and clear of all pledges, liens, hypothecations, encumbrances, claims, security interests, restrictions, agreements, voting trusts and adverse interests whatsoever. The Shares have been approved for inclusion on the Nasdaq National Market.



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               (vii)     Except as disclosed in the Prospectus, the issued
shares of common stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors qualifying shares and as otherwise disclosed in the Prospectus, are directly or indirectly owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. Other than the subsidiaries and except for short-term working capital cash investments, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any partnership interest in any partnership, joint venture or other association.

               (viii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (ix) Since the date of the most recent audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

               (x)Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries taken as a whole, (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any change in the capital stock (except as a result of shares issued upon exercise of stock options pursuant to existing stock option plans of the Company), long-term debt or short-term debt of the Company or any of its subsidiaries, (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, in each case other than as disclosed in or contemplated by the Prospectus, and (E) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business and changes and transactions described in or contemplated by the Prospectus.

               (xi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person



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granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (xii) All offers and sales of the Company's capital stock by the Company prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

               (xiii) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be (A) in violation of its Articles of Incorporation or Bylaws, or (B) in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject, except where such default (other than in respect of its Articles of Incorporation and Bylaws) would not have a Material Adverse Effect.

               (xiv) The sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any of its subsidiaries or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except where such breach, violation, or default (other than in respect of its Articles of Incorporation or Bylaws) would not have a Material Adverse Effect, or except where the sale of Shares is to a "party in interest" (as defined in Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended) or a "disqualified person" (as defined in Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

               (xv) The Company and its subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or

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proposed to be made of such property and buildings by the Company or such subsidiaries.

               (xvi) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws or the bylaws and rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") in connection with the offer, sale and distribution of the Shares by the Underwriters.

               (xvii) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the Company's knowledge, threatened, in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any such subsidiary, would individually or in the aggregate have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, and neither the Company nor any of its subsidiaries is required to take any action in order to avoid any such violation or default.

               (xviii)   The Company is conducting its business (including that
of its subsidiaries) in compliance with all the laws, rules, regulations, orders, judgments or decrees of the jurisdictions in which it is conducting business, except where the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect and, without limiting the foregoing, the Company holds and is operating in compliance with all licenses, authorizations, consents, approvals, certificates and permits (individually, a "Permit") from any regulatory body or administrative agency or other governmental body having jurisdiction over the operations of the Company, all of which Permits are current, except where the failure to so hold or comply with any Permit would not have, individually or in the aggregate, a Material Adverse Effect. The Company is not aware, nor has it received any notice of, any pending or threatened proceedings, or any circumstances which could lead it to believe that any such proceedings are imminent, relating to the revocation or modification of any such Permit which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (xix) KPMG LLP, who has rendered a report with respect to certain financial statements of the Company and its consolidated subsidiaries, is and was during the periods covered by its report included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder.

               (xx) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated




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subsidiaries included in the Registration Statement, the Prospectus or any
Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as may be otherwise indicated in the notes thereto) and fairly present (subject, in the case of unaudited statements, to normal recurring audit adjustments) the financial position, results of operations, cash flows and changes in shareholders' equity of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. All adjustments necessary for a fair presentation of results for such periods have been made. Except for the pro forma financial statements discussed below, no other financial statements are required to be included in the Registration Statement. Supporting schedules required to be included in the Registration Statement have been so included. The selected financial data, the tables and financial and statistical data set forth in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein on a basis consistent with that of the audited and pro forma financial statements contained in the Registration Statement and the books and records of the Company. The pro forma financial statements of the Company together with the related notes thereto included in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the pro forma basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The financial statements and schedules included in the Registration Statement and the Prospectus conform to the requirements of Regulation S-X of the Commission applicable thereto and present fairly the information presented therein for the periods shown. The statistical information required by Commission Industry Guide 3 to be included in the Registration Statement and the Prospectus presents fairly the information set forth therein, is in compliance with the Act, the regulations promulgated under the Act and such Guide 3 and is consistent with the consolidated financial statements included in the Registration Statement and the Prospectus. The Company has no material contingent obligations that are required to be disclosed in the Company's financial statements in accordance with generally accepted accounting principles which have not been so disclosed in the financial statements included in the Registration Statement.

               (xxi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles, and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

               (xxii) Neither the Company nor, to the Company's knowledge, any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company. No one has been authorized by the Company or any person purporting to act in the name or on behalf of the Company to give any information or to make any representations or warranties with respect to any matters described in or incorporated by reference into the Prospectus, other than those contained in the Prospectus.

               (xxiii)   The Company has obtained for the benefit of the Company
and the Underwriters from each of the Company's directors and executive officers a written agreement that for a period of 90 days from the date of the Prospectus or the most recent Prospectus supplement, whichever is later, such director or officer will not, without the prior written consent of The Robinson-Humphrey Company, LLC, directly or indirectly (A) sell, pledge, offer to sell, solicit an offer to buy, contract to sell, grant any option, right or warrant to purchase, sell any option or contract to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by such person in accordance with the rules and regulations of the Securities and Exchange Commission), (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock (regardless of whether any of the transactions described in clause (A) or (B) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), or (C) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; provided, however, that such consent shall not be required for dispositions pursuant to Section 2 hereof or for shares of Common Stock disposed of as bona fide gifts so long as each donee agrees in writing to be bound by the terms hereof. Prior to the expiration of such period, such persons will not announce or disclose any intention to do anything after the expiration of such period which such person is prohibited, as provided in the preceding sentence, from doing during such period.

               (xxiv) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with and acting on behalf of the Company or any such subsidiary has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (xxv) The operations of the Company and its subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any subsidiary (the "Real Property") are in compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively,

"Laws"), except where such noncompliance would not have a Material Adverse Effect; and the Company and its subsidiaries have all licenses, permits and authorizations necessary to operate its business under all Laws and are in compliance in all material respects with all terms and conditions of such licenses, permits and authorizations; neither the Company nor any subsidiary has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property in violation of any Laws except which individually or in the aggregate would not have a Material Adverse Effect; and there is no pending or threatened claim, litigation or any administrative agency proceeding, nor has the Company or any subsidiary received any written or oral notice from any governmental entity or third party, that: (A) alleges a violation of any Laws by the Company or any subsidiary; (B) alleges the Company or any subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. or any state superfund law; (C) alleges possible contamination of the environment by the Company or any subsidiary; or (D) alleges possible contamination of the Real Property.

               (xxvi) The Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to their respective businesses as presently conducted or as the Prospectus indicates the Company or such subsidiary proposes to conduct; to the knowledge of the Company, neither the Company nor any subsidiary has infringed or is infringing, and neither the Company nor any subsidiary has received notice of infringement with respect to, asserted Intangibles of others; and, to the knowledge of the Company, there is no infringement by others of Intangibles of the Company or any of its subsidiaries except those, in any case, which individually or in the aggregate would not have a Material Adverse Effect.


               (xxvii)   The Company has delivered or made available to the
Representative or its counsel, copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other written employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), adopted, maintained, sponsored in whole or in part or contributed to by the Company, its subsidiaries or its predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans").

               The Company and each of its subsidiaries or predecessors that adopted or contributed to a Company Benefit Plan have maintained all Company Benefit

Plans (including filing all reports and returns required to be filed with respect thereto) in accordance with their terms and is in compliance with all presently applicable provisions of ERISA, the Code and any other applicable federal and state laws, except where the failure to comply would not have a Material Adverse Effect. Each Company Benefit Plan which is intended to be qualified under Section 401(a) of the Code has either received a favorable determination letter from the Internal Revenue Service or will timely request such a letter prior to the expiration of any remedial amendment period applicable without penalty to the Company Benefit Plan under the Code and has at all times been maintained in accordance with Section 401 of the Code, except where the failure to so maintain the Company Benefit Plan would not have a Material Adverse Effect. Neither the Company nor any subsidiary has engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company or any subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA if the imposition of such tax or penalty would have a Material Adverse Effect.

               Neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company, have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company, have had an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

               (xxviii) No labor dispute exists or, to the knowledge of the Company, is imminent with the Company's employees which could reasonably be expected to have a Material Adverse Effect.

               (xxix) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent in the businesses in which they are engaged; and neither the Company nor any such subsidiary has knowledge of any facts or circumstances that would prevent the renewal of its existing insurance coverage as and when such coverage expires or the procurement of similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

               (xxx) The Company has developed and is implementing a program to address on a timely basis the Year 2000 issues and reasonably anticipates that it will on a timely basis successfully resolve the Year 2000 issues relating to the Company and its subsidiaries. The Company has not received, and does not reasonably expect to receive, a "Year 2000 Deficiency Notification Letter" (as such term is employed in the Federal Reserve's Supervision and Regulation Letter No. SR-98-3 (SUP), dated March 4, 1998). The Company's disclosure with respect to its Year 2000 compliance included under the caption "Year 2000 Considerations" in the Company's Management's Discussion and Analysis of Financial Condition and Results of Operations section of the Company's

Annual Report on Form 10-K for the fiscal year ended December 31, 1998, accurately reflects the Company's preparedness for the Year 2000 issues. The Company is in compliance with the Commission's Staff Legal Bulletin No. 5 dated January 12, 1998 and Release Nos. 33-7558 and 34-40277 effective August 4, 1998 related to disclosure of Year 2000 compliance.

               (xxxi) The Company has filed all foreign, federal, state and local tax returns that are required to be filed by it and has paid all taxes shown as due on such returns as well as all other material taxes, assessments and governmental charges that are due and payable, and, to the knowledge of the Company, no material deficiency with respect to any such return has been assessed or proposed. All applicable income and employment taxes have been withheld and paid for any individuals who would be considered common law employees of the Company for federal income and employment tax withholding purposes. The Company has prepared or filed all tax information reports, currency transaction reports and secured all IRS W-9 forms or begun back-up withholding as required by law, except where the failure to so file is not reasonably likely to have a Material Adverse Effect. There is no tax deficiency that has been asserted against the Company that is reasonably likely to have a Material Adverse Effect.

               (xxxii)   There are no related-party transactions involving the
Company or any other person, which transactions are required to be described in the Prospectus and which have not been described as required.

               (xxxiii) Each of the Company and its subsidiaries makes and keeps accurate books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (C) access to the assets of the Company and each of its subsidiaries is permitted only in accordance with management's general or specific authorization, (D) the recorded accountability for assets of the Company and each of its subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (E) such controls would prevent or detect errors or irregularities in amounts that would be material in relation to the Company's consolidated financial statements.

               (xxxiv)   Except as disclosed in the Prospectus, no subsidiary of
the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such subsidiary's capital stock to the Company, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

               (xxxv) Except as disclosed in the financial statements included in the Registration Statement and Prospectus, the Company does not have any liabilities, whether accrued, absolute, contingent or otherwise due or to become due other than liabilities incurred in the ordinary course of business consistent with past practice since the date of such financial statements and which would not have, individually or in the aggregate, a Material Adverse Effect.

                              (xxxvi)        No statement, certificate,
               instrument, or other writing furnished or to be furnished by the Company to the Representative pursuant to this Agreement or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No document to be filed by the Company with any regulatory authority in connection with the transactions contemplated hereby will, at the respective time such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact. All documents that the Company is responsible for filing with any regulatory authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law.

                              (xxxvii)       The Company is not, will not become
               as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                              (xxxviii)      The Common Stock is registered
               pursuant to Section 12(g) of the Exchange Act and is qualified as a Nasdaq National Market security of The Nasdaq Stock Market, Inc. The Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or qualification of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or qualification.

               (b) REPRESENTATIONS AND WARRANTIES RELATED TO THE SELLING SHAREHOLDER. Each of the Company and the Selling Shareholder represents and warrants to, and agrees with the Underwriter that:

                              (i)The Selling Shareholder has full right, power
               and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriter the Shares to be sold by such Selling Shareholder hereunder; and the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of such Selling Shareholder.

                              (ii)The Selling Shareholder has duly executed and
               delivered this Agreement, the Power of Attorney and the Custody Agreement, and each constitutes the valid and binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

               (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by the Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws or the bylaws and rules and regulations of the NASD in connection with the offer, sale and distribution of such Shares by the Underwriters.

               (iv) The sale of the Shares to be sold by the Selling Shareholder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, or other agreement or instrument to which the Selling Shareholder is a party or to which any of its respective properties or assets is subject, nor will such action conflict with or violate any provisions of any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of the Selling Shareholder's properties or assets, except those, in each such case, which would not have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement, or except where the sale of Shares is to a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975(e)(2) of the Code).

               (v)The Selling Shareholder has, and immediately prior to the Time of Delivery (as hereinafter defined), the Selling Shareholder will have, good and valid title to the Shares to be sold by the Selling Shareholder hereunder, without notice of any adverse claim, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein (assuming that such Shares are purchased in good faith without notice of adverse claim) good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the Underwriter.

               (vi) The Selling Shareholder has not (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         In order to document the Underwriter's compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to the Representative prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         The Selling Shareholder represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a custody agreement, in the form heretofore furnished to and approved by you (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder to First Union National Bank of North Carolina, as custodian (the "Custodian")

         The Selling Shareholder specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody are irrevocable. The Selling Shareholder specifically agrees that the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, and in the case of the trust, by the incapacity of any trustee or the termination of such trust , or by the occurrence of any other event.

         2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholder, at a purchase price of $16.675 per share, the Shares.

         3. OFFERING BY THE UNDERWRITER. Upon the authorization by the Underwriter of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

         4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, LLC may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Selling Shareholder to the Underwriter, against payment by the Underwriter on its behalf of the purchase price therefor by official bank check or checks (payable in same day funds) drawn on an Atlanta, Georgia bank, payable to the order of the Selling Shareholder. The closing of the sale and purchase of the Shares shall be held at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be at 10:00 a.m., Atlanta time, on the third full business day after this Agreement is executed or at such other time and date as the Representative, the Company and the Selling Shareholder may agree upon in writing. Such time and date for delivery of the Shares is herein called the "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to the Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by the Underwriters in writing at least 48 hours prior to such Time of Delivery.

         5.    COVENANTS.

               (a) COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

                             (i) The Company will use its best efforts to cause
               the Registration Statement, if not effective at the time of execution of this Agreement, and any amendment thereof, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or a supplement is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (1) when the Registration Statement, if not effective at the execution of this Agreement, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.

                             (ii) The Company will not file with the Commission
               the Prospectus or any amendment or supplement to the Prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement unless the Representative has received a reasonable period of time to review any such proposed document and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representative or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

                             (iii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. Eastern Standard Time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

               (iv) The Company will advise the Representative promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

               (v)If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations thereunder, the Company will promptly notify the Representative and upon the request of the Representative (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus or any such document incorporated by reference that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Representative may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon the request of the Representative but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither the Representative's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

               (vi) The Company promptly from time to time will take such action as the Representative may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

               (vii) The Company will promptly provide the Representative, without charge, (A) two conformed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all documents or information incorporated by reference therein, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits but including all documents or information incorporated by reference therein, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representative may reasonably request.

               (viii) As soon as practicable, but in any event not later than 45 days after the end of the Company's fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, the Company will make generally available to its security holders and the Representative an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

               (ix) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus or the most recent Prospectus supplement, whichever is later, the Company will not, without the prior written consent of The Robinson-Humphrey Company, LLC, offer, pledge, issue, sell, contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose (or announce any offer, pledge, sale, grant or other disposition) of, directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2 and except for the issuance of Common Stock upon the exercise of stock options outstanding on the date of this Agreement to the extent that such stock options are disclosed in the Prospectus and except for the grant of stock options under the Company's existing stock option plans.

               (x)During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representative and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders,
(B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NASD or any national securities exchange, and (C) such additional information concerning the business and financial condition of the Company and its subsidiaries, if any, as the Representative may reasonably request.

               (xi) Neither the Company nor any of its officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares, or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                             (xii) At the Time of Delivery and for a period of at least one year from the date hereof, the Company will use its best efforts to cause the Shares to continue to be listed on the Nasdaq National Market.

                             (xiii) If at any time during the period beginning on the date of this Agreement and ending on the later of (A) the date 30 days after the date of this Agreement and (B) the date on which the Company next files with the Commission a Quarterly Report on Form 10-Q or Annual Report on Form 10-K after the date of this Agreement, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the opinion of the Representative the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after notice from the Representative advising the Company to the effect set forth above, forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event.

               (b) COVENANTS OF THE SELLING SHAREHOLDER. The Selling Shareholder covenants and agrees with each of the Underwriters:

                             (i)Such Selling Shareholder, prior to the
               termination of the underwriting syndicate contemplated by this Agreement, will not (A) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

         6. EXPENSES. The Company and the Selling Shareholder will pay all costs and expenses incident to the performance of their obligations under this Agreement, in such proportions as they may agree among themselves, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda;
(ii) the delivery of copies of the foregoing documents to the Underwriters;
(iii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on the Nasdaq National Market and (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. In addition, the Selling Shareholder will pay all costs and expenses incident to (i) the fees, disbursements and expenses of separate counsel for such Selling Shareholder,
(ii) such Selling

Shareholder's pro rata share of the fees and expenses of the Attorneys-In-Fact and the Custodian, and (iii) the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

         7. CONDITIONS OF THE UNDERWRITER'S OBLIGATION. The obligation of the Underwriter hereunder to purchase and pay for the Shares to be delivered at the Time of Delivery shall be subject, in its discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholder contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

               (a) If the Registration Statement as amended to date has not become effective prior to the execution of this Agreement, such Registration Statement shall have been declared effective not later than 11:00 a.m., Atlanta time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Representative in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representative, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction.

               (b) Smith, Gambrell & Russell, LLP, counsel for the Underwriters, shall have furnished to the Representative such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at the Time of Delivery, the Registration Statement, the Prospectus, and other related matters as the Representative may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of North Carolina law upon the opinion of Company counsel referred to in paragraph
(c) below.

               (c) The Representative shall have received an opinion, dated the Time of Delivery, of Alston & Bird LLP, counsel for the Company, in form and substance satisfactory to the Representative and its counsel, to the effect that:


                              (i)The Company is validly existing as a
               corporation in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder.

                             (ii) Each of the subsidiaries of the Company is
               validly existing as a corporation, limited partnership or association in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus.

               (iii) The Company's authorized capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholder) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus.

               (iv) The Registration Statement has become effective under the Act; and to the knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

               (v)Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements of the Act and the regulations promulgated thereunder.

               (vi) The descriptions in the Registration Statement and Prospectus of statues, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

               (vii) This Agreement has been duly authorized, executed and delivered by the Company; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, any statute, any material agreement or instrument known to such counsel to which the Company or its subsidiaries is a party or by which it is bound or to which any of the property of the Company or its subsidiaries is subject, the Articles of Incorporation or By-laws of the Company and its subsidiaries, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their properties (except that such opinion shall not constitute an opinion as to compliance with the anti-fraud provisions of federal or state securities laws); and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the offer and sale of the Shares.

               (viii) To the knowledge of such counsel, there is not pending or threatened in writing any action, suit or proceeding with respect thereto to which the Company or its subsidiaries is a party, before or by any court or governmental or arbitrational official, agency or body that might reasonably be expected to have a Material Adverse Effect, or that might affect the validity of the Shares, or that is required to be disclosed in the Prospectus which is not disclosed as required.

                             (ix) The Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

               Such counsel shall also state that no facts have come to their attention that have caused such counsel to believe that the Registration Statement, or any further amendment thereto made prior to the Time of Delivery, on its effective date and as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Time of Delivery, as of its issue date and as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the state of North Carolina or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

               (d) The Representative shall have received an opinion, dated the Time of Delivery, of Alston & Bird LLP, counsel for the Selling Shareholder, in form and substance satisfactory to the Representative and its counsel, to the effect that:

                             (i)This Agreement, the Custody Agreement and the
               Power of Attorney have been duly authorized, executed and delivered by the Selling Shareholder and the performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any material agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which it is bound or to which any of the property or assets of the Selling Shareholder is subject, or any statute or order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its properties (but excluding Section 404(a) of ERISA, and any regulations thereunder, and further provided that the foregoing opinion shall not apply with respect to any person purchasing the Shares who is a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e)(2) of the Code)); and no consent, approval, authorization or order of, or filing with, any court or governmental agency or bodies is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares to be sold by the Selling Shareholder hereunder, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the offer and sale of such Shares.

                             (ii) The person(s) who purchase the Shares will,
               assuming such person(s) has(have) purchased the Shares in good faith and without notice of any adverse claim, acquire good title to such Shares, free of any adverse claim (including any claim arising under any voting trust arrangement, lien or security interest and any restriction on transfer imposed by the Company or, to such counsel's knowledge, any other person, but excluding any restriction on transfer due solely to the status of such purchaser as an affiliate or 5% or greater shareholder of the Company and further provided that the foregoing opinion shall not apply with respect to any person purchasing the Shares who is a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e)(2) of the Code).

         In rendering such opinion, such counsel may rely upon a certificate of the Selling Shareholder respecting ownership of and any security interests, other encumbrances or adverse claims on the Shares sold by the Selling Shareholder and other factual matters, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates.

               (e) The Representative shall have received from KPMG LLP letters dated, respectively, the date of this Agreement and the Time of Delivery, in form and substance satisfactory to the Representative, to the effect set forth in Annex I hereto. In the event that the letters referred to in this Section 7(e) set forth any changes, decreases or increases in the items specified in paragraph (iv) of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the reasonable judgment of the Representative, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

               (f) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

               (g) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United

States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause
(iii) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof; (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; or (v) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

               (h) The Company and the Selling Shareholder shall have furnished to the Representative at the Time of Delivery certificates of officers of the Company and certificates of the Selling Shareholder, satisfactory to the Representative, as to the accuracy of the representations and warranties of the Company and such Selling Shareholder herein at and as of the Time of Delivery, as to the performance by the Company and such Selling Shareholder of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this
Section 7, and as to such other matters as the Representative may reasonably request.

               (i) The Shares shall be listed on the Nasdaq National Market.

               (j) The Lock-up Agreements described herein shall be in full force and effect.

         8.    INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any failure of the Company to perform its obligations hereunder or under law, and will reimburse upon demand each Underwriter or controlling person or representative of such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action whether or not such Underwriter or controlling person or representative of such Underwriter is a party to any action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein (provided that the Company and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company by the Underwriters specifically for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: the statements under the caption "Underwriting" in the Prospectus supplement dated March 23, 1999); provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such underwriter, if copies of the Prospectus were timely delivered to the Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense, unless the failure to deliver such Prospectus was the result of the Company's non-compliance with its obligations under Sections 5(a)(ii) and 5(a)(vii) hereof. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

               (b) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein (provided that the Company, the Selling Shareholder and the Underwriters hereby acknowledge that the following constitutes the only information furnished in writing to the Company and the Selling Shareholder by the Underwriters specifically for use in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement: the statements under the caption "Underwriting" in the Prospectus supplement dated March 23, 1999), and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action. In addition, in a situation when an Underwriter is an indemnifying party under this subsection
(b), the Underwriter will not, without the prior written consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the Company is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company and the

Selling Shareholder from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnify-ing party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless:

                             (i)the indemnified party shall have employed
               separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which separate counsel shall be designated by the Representatives in the case of indemnity arising under paragraph (a) of this Section
               8); or

                             (ii) the indemnifying party has authorized the
               employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Under-writers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

               (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Shareholder set forth in this Agreement shall remain operative and in full force and effect, regardless of: (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, or to the Selling Shareholder shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9.    DEFAULT OF UNDERWRITERS.

               (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, the Representative may in its discretion arrange for the Representative or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter the Representative does not arrange for the purchase of such Shares, the Company and the Selling Shareholder shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to the Representative to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Underwriters notify the Company and the Selling Shareholder that the Representative has so arranged for the purchase of such Shares, or the Company and the Selling Shareholder notify the Representative that they have so arranged for the purchase of such Shares, the Representative or the Company and the Selling Shareholder, as the case may be, shall have the right to postpone the Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the opinion of the Representative may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares. The thirty-six (36) hour periods referred to in this subsection (a) shall not include the hours between (i) 5:00 p.m., Atlanta time, on any Friday through 9:00 a.m., Atlanta time, the following Monday or (ii) 5:00 p.m., Atlanta time, on the day preceding a day on which the New York Stock Exchange is closed for trading (a "holiday") through 9:00 a.m., Atlanta time, on the day following that holiday.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed 10% of the aggregate number of Shares to be purchased at the Time of Delivery, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10.   TERMINATION.

               (a) This Agreement may be terminated in the sole discretion of the Representative by notice to the Company given prior to the Time of Delivery in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Selling Shareholder shall have failed, refused or been unable to deliver the Shares or the Company or the Selling Shareholder shall have failed to perform all obligations and satisfy all conditions on their parts to be performed or satisfied hereunder at or prior to the Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company and the Selling Shareholder will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses

(including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company and the Selling Shareholder as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of Shares to be purchased at the Time of Delivery, or if the Company and the Selling Shareholder shall not exercise the right described in
Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder, except for the expenses to be borne by the Company, the Selling Shareholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Shareholder, or any officer or director or controlling person of the Company or any Selling Shareholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed (certified, return receipt requested), delivered or telegraphed and confirmed in writing to the Representative in care of The Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention: Corporate Finance Department, with a copy to Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592; if to the Selling Shareholder it shall be sufficient in all respects if delivered or sent by mail (certified, return receipt requested) to counsel for such Selling Shareholder at its address set forth in Schedule II hereto; and if sent to the Company, shall be mailed (certified, return receipt requested), delivered or telegraphed and confirmed in writing to the Company at 22 Union Street North, Concord, North Carolina 28025, Attention: President, with a copy to counsel for the Company.

         13. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

         15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, LLC, this letter will constitute a binding agreement among the Underwriter, the Company and the Selling Shareholder.

                                    Very truly yours,

                                    FIRST CHARTER CORPORATION

                                                                           By:

                                    Lawrence M. Kimbrough
                                    President and Chief Executive Officer

                                    Selling Shareholder

                                                                           By:
                                    Lawrence M. Kimbrough, as Trustee acting
                                    on behalf of the Home Federal Savings and
                                    Loan Employee Stock Ownership Plan

                                                                           By:
                                    Robert O. Bratton, as Trustee acting on
                                    behalf of the Home Federal Savings and
                                    Loan Employee Stock Ownership Plan

                                                                           By:
                                    Laura N. Blalock, as Trustee acting on
                                    behalf of the Home Federal Savings and
                                    Loan Employee Stock Ownership Plan

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above at
Atlanta, Georgia.

THE ROBINSON-HUMPHREY COMPANY, LLC

By:

      (Authorized Representative)

                                   SCHEDULE I

                                                                      TOTAL
                                                                    NUMBER OF
                                                                   SHARES TO BE
UNDERWRITER                                                         PURCHASED
--------------------------------------------------------------------------------
The Robinson-Humphrey Company, LLC...................             429,708






                                   SCHEDULE II


                                                         ..............TOTAL
                                                         --------------
                                                              NUMBER
                                                             OF SHARES
SELLING SHAREHOLDER                                             TO BE SOLD
                                                            --------------

                                                             .................
                                                            ------------------
Home Federal Savings and Loan Employee Stock Ownership      .......429,708
Plan



------------------

(1) The Selling Shareholder is represented by Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424.

                                                                         ANNEX I

               Pursuant to Section 7(e) of the Underwriting Agreement, KPMG LLP shall furnish letters to the Underwriters to the effect that:

                  (i) they are independent public accountants with respect to the Company within the meaning the Act and the applicable published rules and regulations thereunder;

         (ii) in their opinion, the financial statements and schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder with respect to Registration Statements on Form S-3;

         (iii) the unaudited summary and selected financial information included in the Prospectus agrees with the corresponding amounts in the audited financial statements included in the Prospectus or previously reported on by them;

         (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the latest available interim financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the unaudited financial statements of the Company included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted principles applied on the basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

                           (B) as of a specified date not more than five (5) days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in the long-term debt or short-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (C) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (B) there were any decreases in revenues or operating income or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur which are described in such letter; and

                  (v) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph
         (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company, included in the Registration Statement and the Prospectus, or which appear in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company or to analyses and schedules prepared by the Company from its detailed accounting records.

                  (vi) On the basis of a reading of the unaudited pro forma condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (vi), inquiries of certain officials of the Company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Registration Statement and the Prospectus in this Annex I shall include any amendment or supplement thereto at the date of such letter.